Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2009

Boston Properties, Inc.

Third Quarter 2009

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2009

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2009)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	146

Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund)	49.6 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	161.5 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	3.05%
Total Combined Market Capitalization	$18.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2009

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Fredrick J. Iseman	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
Chief Executive Officer and Director	Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Michael E. LaBelle	Frank D. Burt
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Carol B. Einiger	David A. Twardock	Peter D. Johnston	Michael R. Walsh
Director	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

		Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information
Corporate Headquarters 800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP Stock Exchange Listing New York Stock Exchange	Investor Relations Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquires

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008
High Closing Price	$70.55	$53.01	$55.55	$89.30	$104.35
Low Closing Price	$43.62	$34.74	$31.49	$43.28	$87.00
Average Closing Price	$57.27	$46.52	$41.40	$60.92	$96.41
Closing Price, at the end of the quarter	$65.55	$47.70	$35.03	$55.00	$93.66
Dividends per share - annualized	$2.00	$2.00	$2.72	$2.72	$2.72
Closing dividend yield - annualized	3.05%	4.19%	7.76%	4.95%	2.90%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	161,462	161,345	144,069	143,497	142,455
Closing market value of outstanding shares and units (thousands)	$10,583,834	$7,696,157	$5,046,737	$7,892,335	$13,342,335

(1)	For additional detail, see page 12.

Timing
Quarterly results for 2009 will be announced according to the following schedule:

Fourth Quarter	Late January 2010

Boston Properties, Inc.

Third Quarter 2009

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage

John Eade	Steve Sakwa / Ian Weissman	Thomas Cook	Rating Agencies:
Argus Research Company	ISI Group	Citi Investment Research
212.427.7500	212.446.9462 / 212.446.9461	212.723.1112	Janice Svec
Fitch Ratings
Jeffrey Spector / Jamie Feldman	Anthony Paolone / Michael Mueller	John Giordano	212.908.0304
Bank of America-Merrill Lynch	J.P. Morgan Securities	Credit Suisse Securities
212.449.6329 /212.449.6339	212.622.6682 / 212.622.6689	212.538.4935	Karen Nickerson
Moody’s Investors Service 212.553.4924
Ross Smotrich / Jeff Langbaum Barclays Capital 212.526.2306 / 212.526.0971	Sheila McGrath / Bill Carrier	Mark Streeter
	Keefe, Bruyette & Woods	J.P. Morgan Securities
	212.887.7793 / 212.887.3810	212.834.5086	Linda Phelps
Standard & Poor’s
Michael Bilerman / Joshua Attie	Jordan Sadler / Craig Mailman	Thierry Perrein / Jason Jones	212.438.3059
Citigroup Global Markets	KeyBanc Capital Markets	Wells Fargo
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316	704.715.8455 / 704.715.7932

Steve Benyik	Nick Pirsos
Credit Suisse	Macquarie Research Equities
212.538.0239	212.231.2457

John Perry	Mark Biffert / Samit Parikh
Deutsche Bank Securities	Oppenheimer & Company
212.250.4912	212.667.7062 / 212.667.6224

Wilkes Graham	David Rodgers / Mike Carroll
Friedman, Billings, Ramsey	RBC Capital Markets
703.312.9737	440.715.2647 / 440.715.2649

Jay Habermann / Sloan Bohlen	Alexander Goldfarb / James Milmam
Goldman Sachs & Company	Sandler O’Neill & Partners
917.343.4260 /212.902.2796	212.466.7937 / 212.466.8066

Michael Knott / Lukas Hartwich	John Guinee / Erin Aslakson
Green Street Advisors	Stifel, Nicolaus & Company
949.640.8780 / 949.640.8780	443.224.1307 / 443.224.1350

Ross Nussbaum / Rob Salisbury
UBS Securities
212.713.2484 / 212.713.4760

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2009

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08
Selected Items:

Revenue	$377,303	$389,490	$377,544	$390,300	$357,988
Straight-line rent (1) (2)	$16,224	$12,966	$16,081	$15,989	$(7,216)
Fair value lease revenue (2) (3)	$24,343	$25,421	$24,660	$27,696	$25,730
Company share of funds from operations from unconsolidated joint ventures	$37,612	$33,447	$36,473	$(151,160)	$34,312
Lease termination fees (included in revenue) (2)	$474	$14,859	$1,179	$8,149	$1,438
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment (4)	$9,848	$9,470	$9,430	$9,280	$7,455
Capitalized interest	$12,982	$12,087	$12,110	$13,076	$12,366
Capitalized wages	$3,037	$2,923	$2,375	$2,988	$3,036
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	65.9%	68.2%	67.6%	68.3%	64.3%
Impairment losses on investments in unconsolidated joint ventures (6)	$-	$7,357	$-	$188,325	$-
Net income (loss) attributable to Boston Properties, Inc.	$65,795	$67,152	$44,598	$(98,063)	$43,079
Funds from operations (FFO) attributable to Boston Properties, Inc.	$158,450	$166,668	$134,847	$(642)	$132,517
FFO per share - diluted	$1.13	$1.32	$1.11	$(0.01)	$1.09
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.47	$0.54	$0.37	$(0.81)	$0.36
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.47	$0.53	$0.37	$(0.81)	$0.35
Dividends per common share	$0.50	$0.50	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$131,381	$141,494	$129,807	$133,970	$132,936

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.50	3.65	3.46	3.50	3.46
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	2.92	3.09	2.93	2.93	2.91
FFO Payout Ratio	44.25%	37.88%	61.26%	-6800.00%	62.39%
FAD Payout Ratio	61.89%	56.54%	74.76%	72.15%	72.25%

	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08

Capitalization:

Common Stock Price @ Quarter End	$65.55	$47.70	$35.03	$55.00	$93.66
Equity Value @ Quarter End	$10,583,834	$7,696,157	$5,046,737	$7,892,335	$13,342,335
Total Consolidated Debt	$6,008,990	$5,957,696	$6,112,800	$6,092,884	$5,923,151
Total Consolidated Market Capitalization	$16,592,824	$13,653,853	$11,159,537	$13,985,219	$19,265,486
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	36.21%	43.63%	54.78%	43.57%	30.74%

BXP’s Share of Joint Venture Debt	$1,555,560	$1,555,344	$1,554,546	$1,554,508	$1,552,801
Total Combined Debt	$7,564,550	$7,513,040	$7,667,346	$7,647,392	$7,475,952
Total Combined Market Capitalization (10)	$18,148,384	$15,209,196	$12,714,083	$15,539,727	$20,818,287
Total Combined Debt/Total Combined Market Capitalization (10) (11)	41.68%	49.40%	60.31%	49.21%	35.91%

(1)	During the quarter ended September 30, 2008, the Company established non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	During the first quarter of 2009, the Company adopted the provisions of Accounting Standards Codification (“ASC”) 470-20 “Debt with Conversion and Other Options,” formerly known as FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(5)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,641, $8,993, $9,311, $9,854 and $10,571 for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively. Operating margins for the three months ended September 30, 2008 are impacted by the establishment of reserves associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP of $13.2 million and $7.8 million, respectively. During the quarter ended December 31, 2008, the Company entered into an agreement to terminate its lease with Heller Ehrman LLP. During the quarter ended June 30, 2009, Lehman Brothers, Inc. rejected its lease in bankruptcy.
(6)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”).
(7)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(8)	For additional detail, see page 11.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Third Quarter 2009

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08

ASSETS
Real estate	$9,768,619	$9,687,069	$9,577,375	$9,560,924	$9,435,387
Development in progress	976,758	934,397	916,220	835,983	818,085
Land held for future development	241,617	240,377	239,765	228,300	253,891
Less accumulated depreciation	(1,966,780)	(1,901,558)	(1,835,283)	(1,768,785)	(1,710,875)

Total real estate	9,020,214	8,960,285	8,898,077	8,856,422	8,796,488
Cash and cash equivalents	782,106	819,245	143,789	241,510	55,597
Cash held in escrows	20,681	22,289	19,420	21,970	34,311
Marketable securities	10,436	11,173	9,408	11,590	16,160
Tenant and other receivables, net	71,845	78,495	69,116	68,743	57,554
Note receivable (1)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	353,709	340,123	331,237	316,711	316,411
Deferred charges, net	288,642	283,830	301,889	325,369	313,530
Prepaid expenses and other assets	41,977	22,905	47,664	22,401	44,039
Investments in unconsolidated joint ventures (2)	772,167	772,319	781,336	782,760	973,396

Total assets	$11,631,777	$11,580,664	$10,871,936	$10,917,476	$10,877,486

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,643,497	$2,603,597	$2,669,705	$2,660,642	$2,282,699
Unsecured senior notes, net of discount	1,472,740	1,472,617	1,472,495	1,472,375	1,472,258
Unsecured exchangeable senior notes, net of discount (3)	1,892,753	1,881,482	1,870,600	1,859,867	1,849,194
Unsecured line of credit	-	-	100,000	100,000	319,000
Accounts payable and accrued expenses	229,177	223,909	200,269	171,791	164,986
Dividends and distributions payable	80,463	80,475	97,547	97,162	96,491
Accrued interest payable	49,536	66,463	50,329	67,132	48,705
Other liabilities	131,193	126,560	133,662	173,750	167,646

Total liabilities	6,499,359	6,455,103	6,594,607	6,602,719	6,400,979

Commitments and contingencies	-	-	-	-	-

Noncontrolling interest (4):
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	-	-	-	-	-
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	-	-	-	-	-
Common stock, $.01 par value, 250,000,000 shares authorized, 138,702,374, 138,548,661, 121,278,522, 121,180,655 and 119,851,868 outstanding, respectively	1,387	1,385	1,213	1,212	1,199
Additional paid-in capital	4,362,874	4,353,410	3,555,274	3,559,841	3,505,614
Earnings in excess of dividends	111,463	115,027	117,082	154,953	335,098
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(22,411)	(23,044)	(23,679)	(24,291)	(30,723)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,450,591	4,444,056	3,647,168	3,688,993	3,808,466
Noncontrolling interests (4):
Common units of the Operating Partnership	620,460	620,752	568,849	563,212	599,096
Property partnerships	5,715	5,101	5,660	6,900	13,293

Total equity	5,076,766	5,069,909	4,221,677	4,259,105	4,420,855

Total liabilities and equity	$11,631,777	$11,580,664	$10,871,936	$10,917,476	$10,877,486

(1)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.
(2)	During the quarter ended December 31, 2008, the Company recognized a reduction in the carrying values of certain of the investments as a result of non-cash impairment losses aggregating approximately $188.3 million in accordance with ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”).
(3)	During the first quarter 2009, the Company adopted ASC 470-20 (formerly known as FSP No. APB 14-1), which requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. For additional detail, see page 12.
(4)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

Boston Properties, Inc.

Third Quarter 2009

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08
Revenue:
Rental
Base Rent (1)	$291,602	$304,864	$293,517	$300,544	$266,205
Recoveries from tenants	51,901	49,821	52,408	50,032	55,968
Parking and other	15,883	18,416	16,941	17,663	16,624

Total rental revenue	359,386	373,101	362,866	368,239	338,797
Hotel revenue	6,650	7,396	6,062	12,158	8,482
Development and management services	9,754	8,551	8,296	9,024	9,557
Interest and other (2)	1,513	442	320	879	1,152

Total revenue	377,303	389,490	377,544	390,300	357,988

Expenses:
Operating	70,261	70,918	70,082	71,890	77,324
Real estate taxes	58,759	53,812	53,779	51,589	50,391
Hotel operating	5,418	5,359	5,472	8,846	6,318
General and administrative (2)	19,989	18,532	17,420	16,552	18,758
Interest (3) (4)	77,090	78,633	78,930	78,862	74,662
Depreciation and amortization	78,181	87,005	77,370	79,766	75,321
Loss from suspension of development	-	-	27,766	-	-
Net derivative losses (gains)	-	-	-	7,172	6,318
Losses from early extinguishments of debt	16	494	-	-	-
Losses (gains) from investments in securities (2)	(1,317)	(1,194)	587	2,631	940

Total expenses	308,397	313,559	331,406	317,308	310,032

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	68,906	75,931	46,138	72,992	47,956
Income (loss) from unconsolidated joint ventures (5)	6,350	(351)	5,097	(187,559)	2,644
Gains on sales of real estate	2,394	4,493	2,795	1,946	1,753

Net income	77,650	80,073	54,030	(112,621)	52,353
Net income (loss) attributable to noncontrolling interests (6):
Noncontrolling interests in property partnerships	(1,114)	(691)	(510)	(427)	(525)
Noncontrolling interest - common units of the Operating Partnership (7)	(9,662)	(10,629)	(7,531)	16,217	(7,562)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (7)	(307)	(629)	(401)	(279)	(256)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(772)	(972)	(990)	(953)	(931)

Net income (loss) attributable to Boston Properties, Inc.	$65,795	$67,152	$44,598	$(98,063)	$43,079

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.47	$0.54	$0.37	$(0.81)	$0.36

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.47	$0.53	$0.37	$(0.81)	$0.35

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Losses (gains) from investments in securities includes $(1,285), $(1,036), $620, $1,660 and $795, and general and administrative expenses includes $1,263, $1,126, $(392), $(1,603) and $(770) for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively, related to the Company’s deferred compensation plan. Prior period quarterly amounts have been reclassified from interest and other revenue to losses (gains) from investments in securities to conform to the current period presentation.
(3)	Interest expense is reported net of capitalized interest of $12,982, $12,087, $12,110, $13,076 and $12,366 for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.
(4)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 6.
(5)	Includes non-cash impairment losses aggregating approximately $7.4 million and $188.3 million for the three months ended June 30, 2009 and December 31, 2008, respectively, in accordance with ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”).
(6)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.
(7)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.81%, 13.99%, 14.34%, 14.33% and 14.58% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2009

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08

Net income (loss) attributable to Boston Properties, Inc.	$65,795	$67,152	$44,598	$(98,063)	$43,079
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	307	629	401	279	256
Noncontrolling interest - common units of the Operating Partnership	9,662	10,629	7,531	(16,217)	7,562
Noncontrolling interest - redeemable preferred units of the Operating Partnership	772	972	990	953	931
Noncontrolling interests in property partnerships	1,114	691	510	427	525
Less:
Income (loss) from unconsolidated joint ventures	6,350	(351)	5,097	(187,559)	2,644
Gains on sales of real estate	2,394	4,493	2,795	1,946	1,753

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	68,906	75,931	46,138	72,992	47,956
Add:
Real estate depreciation and amortization (1)	108,975	120,359	108,231	115,668	106,475
Income (loss) from unconsolidated joint ventures (2)	6,350	(351)	5,097	(187,559)	2,644
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,731	1,199	1,060	897	1,013
Noncontrolling interest - redeemable preferred units of the Operating Partnership	772	972	990	953	931

Funds from operations (FFO) attributable to the Operating Partnership	181,728	193,768	157,416	(749)	155,131
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	23,278	27,100	22,569	(107)	22,614

FFO attributable to Boston Properties, Inc. (3)	$158,450	$166,668	$134,847	$(642)	$132,517

FFO per share - basic (2)	$1.14	$1.33	$1.11	$(0.01)	$1.11

Weighted average shares outstanding - basic	138,641	125,267	121,256	120,788	119,832

FFO per share - diluted (2)	$1.13	$1.32	$1.11	$(0.01)	$1.09

Weighted average shares outstanding - diluted	140,686	127,081	122,929	120,788	122,830

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $78,181, $87,005, $77,370, $79,766 and $75,321, our share of unconsolidated joint venture real estate depreciation and amortization of $31,262, $33,798, $31,376, $36,399 and $31,669, less corporate related depreciation of $468, $444, $515, $497 and $515, for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $7.4 million, or $0.05 per share diluted, and $188.3 million, or $1.33 per share diluted, for the three months ended June 30, 2009 and December 31, 2008, respectively, in accordance with ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”).
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008 was 87.19%, 86.01%, 85.66%, 85.67% and 85.42%, respectively.

Boston Properties, Inc.

Third Quarter 2009

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$181,728	159,009	$193,768	145,635	$157,416	141,550	$(749)	140,993	$155,131	140,281
Effect of Dilutive Securities
Convertible Preferred Units	772	1,461	972	1,461	990	1,461	-	-	931	1,461
Stock based compensation	-	584	-	353	-	212	-	-	-	1,537

Diluted FFO	$182,500	161,054	$194,740	147,449	$158,406	143,223	$(749)	140,993	$156,062	143,279

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	23,080	20,368	26,901	20,368	22,446	20,294	(107)	20,205	22,274	20,449

Company’s share of diluted FFO (1)	$159,420	140,686	$167,839	127,081	$135,960	122,929	$(642)	120,788	$133,788	122,830

FFO per share - basic	$1.14		$1.33		$1.11		$(0.01)		$1.11

FFO per share - diluted	$1.13		$1.32		$1.11		$(0.01)		$1.09

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008 was 87.35%, 86.19%, 85.83%, 85.74% and 85.73%, respectively.

Boston Properties, Inc.

Third Quarter 2009

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08
Basic FFO (see page 9)	$181,728	$193,768	$157,416	$(749)	$155,131
2nd generation tenant improvements and leasing commissions	(24,452)	(34,102)	(25,929)	(19,445)	(18,278)
Straight-line rent (1) (2)	(16,224)	(12,966)	(16,081)	(15,989)	7,216
Recurring capital expenditures	(4,443)	(5,702)	(8,814)	(12,158)	(8,252)
Fair value interest adjustment (1)	1,723	1,562	1,490	1,084	375
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,848	9,470	9,430	9,280	7,455
Fair value lease revenue (1) (3)	(24,343)	(25,421)	(24,660)	(27,696)	(25,730)
Hotel improvements, equipment upgrades and replacements	(376)	(279)	(662)	(589)	(446)
Non real estate depreciation	468	444	515	497	515
Stock-based compensation	6,483	6,559	7,094	5,572	6,471
Net derivative losses (gains)	-	-	-	7,172	6,318
Impairment losses on investments in unconsolidated joint ventures (4)	-	7,357	-	188,325	-
Loss from suspension of development	-	-	27,766	-	-
Non-cash termination income (including fair value lease amounts)	-	(5,153)	-	(2,023)	-
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	969	5,957	2,242	689	2,161

Funds available for distribution to common shareholder and common unitholders (FAD)	$131,381	$141,494	$129,807	$133,970	$132,936

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$68,906	$75,931	$46,138	$72,992	$47,956
Interest expense	77,090	78,633	78,930	78,862	74,662
Net derivative losses (gains)	-	-	-	7,172	6,318
Depreciation and amortization expense	78,181	87,005	77,370	79,766	75,321
Depreciation from joint ventures	31,262	33,798	31,376	36,399	31,669
Income (loss) from unconsolidated joint ventures	6,350	(351)	5,097	(187,559)	2,644
Impairment losses on investments in unconsolidated joint ventures (4)	-	7,357	-	188,325	-
Loss from suspension of development	-	-	27,766	-	-
Non-cash termination income (including fair value lease amounts)	-	(5,153)	-	(2,023)	-
Stock-based compensation	6,483	6,559	7,094	5,572	6,471
Straight-line rent (1) (2)	(16,224)	(12,966)	(16,081)	(15,989)	7,216
Fair value lease revenue (1) (3)	(24,343)	(25,421)	(24,660)	(27,696)	(25,730)

Subtotal	227,705	245,392	233,030	235,821	226,527

Interest expense (5) (6)	65,120	67,269	67,374	67,439	65,460

Interest Coverage Ratio	3.50	3.65	3.46	3.50	3.46

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$68,906	$75,931	$46,138	$72,992	$47,956
Interest expense	77,090	78,633	78,930	78,862	74,662
Net derivative losses (gains)	-	-	-	7,172	6,318
Depreciation and amortization expense	78,181	87,005	77,370	79,766	75,321
Depreciation from joint ventures	31,262	33,798	31,376	36,399	31,669
Income (loss) from unconsolidated joint ventures	6,350	(351)	5,097	(187,559)	2,644
Impairment losses on investments in unconsolidated joint ventures (4)	-	7,357	-	188,325	-
Loss from suspension of development	-	-	27,766	-	-
Non-cash termination income (including fair value lease amounts)	-	(5,153)	-	(2,023)	-
Stock-based compensation	6,483	6,559	7,094	5,572	6,471
Straight-line rent (1) (2)	(16,224)	(12,966)	(16,081)	(15,989)	7,216
Fair value lease revenue (1) (3)	(24,343)	(25,421)	(24,660)	(27,696)	(25,730)

Subtotal	227,705	245,392	233,030	235,821	226,527

Divided by:
Interest expense (5) (6) (7)	78,102	79,356	79,484	80,515	77,826

Interest Coverage Ratio	2.92	3.09	2.93	2.93	2.91

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	Represents non-cash impairment losses on certain of the Company’s investments in unconsolidated joint ventures in accordance with ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”).
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,848, $9,470, $9,430, $9,280 and $7,455 for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.
(6)	Excludes amortization of financing costs of $2,122, $1,894, $2,126, $2,143 and $1,747 for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.
(7)	Interest expense is reported net of capitalized interest of $12,982, $12,087, $12,110, $13,076 and $12,366 for the three months ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.

Boston Properties, Inc.

Third Quarter 2009

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal September 30, 2009
Mortgage Notes Payable	$2,633,437
Unsecured Line of Credit	-
Unsecured Senior Notes, at face value	1,475,000
Unsecured Exchangeable Senior Notes, at face value	2,060,000

Total Debt	6,168,437
Fair Value Adjustment on Mortgage Notes Payable	10,060
Discount on Unsecured Senior Notes	(2,260)
Discount on Unsecured Exchangeable Senior Notes	(16,963)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(150,284)

Total Consolidated Debt	$6,008,990

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/2003	3/18/2003	1/17/2003	12/13/2002		Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000		$1,475,000
Yield (on issue date)	5.194%	5.693%	6.291%	6.381%		6.03%
Coupon	5.000%	5.625%	6.250%	6.250%		5.91%
Discount	99.329%	99.898%	99.763%	99.650%		99.66%
Ratings:
Moody’s	Baa2 (negative )	Baa2 (negative )	Baa2 (negative )	Baa2 (negative	)
S&P	A-(negative )	A-(negative )	A-(negative )	A-(negative	)
Fitch	BBB (stable )	BBB (stable )	BBB (stable )	BBB (stable	)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$917	$166	$181	$996		$2,260

Unsecured Senior Notes, net of discount	$249,083	$299,834	$174,819	$749,004		$1,472,740

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006			Total/Average
Principal Amount	$747,500	$862,500	$450,000			$2,060,000
Yield (on issue date)	4.037%	3.462%	3.787%			3.742%
GAAP Yield	6.555%	5.630%	5.958%			6.037%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051 (2)	7.0430 (3)	10.0066 (4)
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$6,065	$10,898	$-			$16,963
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$76,583	$41,518	$32,183			$150,284

Unsecured Senior Exchangeable Notes	$664,852	$810,084	$417,817			$1,892,753

Equity

(in thousands)

	Shares/Units Outstanding as of 09/30/09	Common Stock Equivalents		Equivalent (5)
Common Stock	138,702	138,702	(6)	$9,091,916
Common Operating Partnership Units	21,299	21,299	(7)	1,396,149
Series Two Preferred Operating Partnership Units	1,113	1,461		95,769

Total Equity		161,462		$10,583,834

Total Consolidated Debt				6,008,990

Total Consolidated Market Capitalization				$16,592,824

BXP's share of Joint Venture Debt				1,555,560	(8)
Total Combined Debt (9)				7,564,550

Total Combined Market Capitalization (10)				$18,148,384

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.'s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(4)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(5)	Value based on September 30, 2009 closing price of $65.55 per share of common stock.
(6)	Includes 75 shares of restricted stock.
(7)	Includes 1,459 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(10)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Third Quarter 2009

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2009	2010	2011	2012	2013	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$186,510	$57,632	$93,505	$345	$827	$48,828	$387,647
Unsecured Line of Credit	-	-	-	-	-	-	-

Total Floating Debt	$186,510	$57,632	$93,505	$345	$827	$48,828	$387,647

Fixed Rate Debt

Mortgage Notes Payable	$5,085	$101,138	$549,115	$105,059	$100,436	$1,384,957	$2,245,790
Fair Value Adjusment	977	3,988	2,605	1,583	632	275	10,060

Mortgage Notes Payable	6,062	105,126	551,720	106,642	101,068	1,385,232	2,255,850

Unsecured Exchangeable Senior Notes, net of discount (2)	-	-	-	851,602	450,000	741,435	2,043,037

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,894)	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	(150,284)

Unsecured Exchangeable Senior Notes	(9,894)	(41,195)	(43,912)	821,809	426,948	738,997	1,892,753

Unsecured Senior Notes, net of discount	-	-	-	-	923,823	548,917	1,472,740

Total Fixed Debt	$(3,832)	$63,931	$507,808	$928,451	$1,451,839	$2,673,146	$5,621,343

Total Consolidated Debt	$182,678	$121,563	$601,313	$928,796	$1,452,666	$2,721,974	$6,008,990

GAAP Weighted Average Floating Rate Debt	1.52%	2.23%	1.65%	4.37%	4.37%	4.37%	2.03%
GAAP Weighted Average Fixed Rate Debt	6.52%	7.68%	7.02%	5.64%	6.22%	6.01%	6.14%

Total GAAP Weighted Average Rate	1.68%	5.75%	6.24%	5.64%	6.22%	5.98%	5.87%

Total Stated Weighted Average Rate	1.48%	5.76%	6.37%	3.87%	5.61%	5.26%	5.14%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (3)

(in thousands)

	Facility	Outstanding @ 09/30/09	Letters of Credit	Remaining Capacity @ 09/30/09
	$1,000,000	$-	$10,997	$989,003

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	56.01%	4.65%	6.03%	3.7	years
Secured Debt	43.99%	5.77%	5.67%	4.8	years

Total Consolidated Debt	100.00%	5.14%	5.87%	4.2	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	6.45%	1.80%	2.03%	1.2	years
Fixed Rate Debt	93.55%	5.38%	6.14%	4.4	years

Total Consolidated Debt	100.00%	5.14%	5.87%	4.2	years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).
(3)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.

Boston Properties, Inc.

Third Quarter 2009

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total

599 Lexington Avenue	$-	$-	$-	$-	$-	$750,000	$750,000
601 Lexington Avenue (formerly Citigroup Center)	2,274	9,516	456,633	-	-	-	468,423	(2)
Embarcadero Center Four	-	-	4,520	4,803	5,105	360,572	375,000
South of Market	186,510	-	-	-	-	-	186,510	(3)
505 9th Street	157	1,943	2,057	2,177	2,306	121,360	130,000
Wisconsin Place Office	-	-	93,505	-	-	-	93,505	(4)
One Freedom Square	336	1,407	1,521	65,511	-	-	68,775	(2)
New Dominion Technology Park, Building Two	-	-	-	-	-	63,000	63,000
Democracy Tower	-	57,632	-	-	-	-	57,632	(5)
202, 206 & 214 Carnegie Center	256	56,306	-	-	-	-	56,562
140 Kendrick Street	235	985	1,061	1,143	47,889	-	51,313	(2)
New Dominion Technology Park, Building One	-	1,716	1,846	1,987	2,140	43,278	50,967
Reservoir Place	-	-	-	345	827	48,828	50,000
1330 Connecticut Avenue	333	1,390	44,796	-	-	-	46,519	(2)
Kingstowne Two and Retail	356	1,446	1,535	1,630	1,730	33,056	39,753	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	341	1,069	32,524	-	-	-	33,934
Sumner Square	192	804	865	930	22,896	-	25,687
Montvale Center	-	-	-	25,000	-	-	25,000
Eight Cambridge Center	210	22,911	-	-	-	-	23,121
Kingstowne One	140	582	618	657	17,062	-	19,059	(2)
University Place	255	1,063	1,139	1,221	1,308	13,691	18,677
Atlantic Wharf (formerly Russia Wharf)	-	-	-	-	-	-	-	(6)

	191,595	158,770	642,620	105,404	101,263	1,433,785	2,633,437

Fair Value Adjustment	977	3,988	2,605	1,583	632	275	10,060

	192,572	162,758	645,225	106,987	101,895	1,434,060	2,643,497

Unsecured Exchangeable Senior Notes, net of discount				851,602	450,000	741,435	2,043,037	(7)

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,894)	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	(150,284)

	(9,894)	(41,195)	(43,912)	821,809	426,948	738,997	1,892,753

Unsecured Senior Notes, net of discount	-	-	-	-	923,823	548,917	1,472,740
Unsecured Line of Credit	-	-	-	-	-	-	-	(8)

	$182,678	$121,563	$601,313	$928,796	$1,452,666	$2,721,974	$6,008,990

% of Total Consolidated Debt	3.04%	2.02%	10.01%	15.46%	24.17%	45.30%	100.00%
Balloon Payments	$186,510	$135,616	$622,202	$941,308	$1,460,075	$2,547,661	$5,893,372
Scheduled Amortization	$6,062	$27,142	$23,023	$17,281	$15,643	$176,751	$265,902

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2009 and has two, one-year extension options subject to certain conditions. The Company has qualified and exercised the first one-year extension.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options subject to certain conditions.
(6)	Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(7)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(8)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2009

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2009 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		September 30, 2009
Total Assets:
Capitalized Property Value (1)		$15,249,432
Cash and Cash Equivalents		782,106
Investments in Marketable Securities		10,436
Undeveloped Land, at Cost		241,617
Development in Process, at Cost (including Joint Venture %)		992,501

Total Assets		$17,276,092

Unencumbered Assets		$9,823,058

Secured Debt (Fixed and Variable) (2)		$2,633,437
Joint Venture Debt		1,555,560
Contingent Liabilities & Letters of Credit		13,963
Unsecured Debt (3)		3,535,000

Total Outstanding Debt		$7,737,960

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)		$68,906
Add: Interest Expense (per Consolidated Income Statement)		77,090
Add: Depreciation and Amortization (per Consolidated Income Statement)		78,181
Add: Losses from early extinguishments of debt		16
Add: Losses (gains) from investments in securities		(1,317)

EBITDA		222,876
Add: Company share of unconsolidated joint venture EBITDA		61,388

Consolidated EBITDA		$284,264

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$77,090
Add: Company share of unconsolidated joint venture interest expense		25,310
Less: Amortization of financing costs		(2,122)
Less: Interest expense funded by construction loan draws		-

Adjusted Interest Expense		$100,278

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	44.8%

Secured Debt/Total Assets	Less than 50%	24.2%

Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.83

Unencumbered Assets/ Unsecured Debt	Greater than 150%	277.9%

Unencumbered Consolidated EBITDA		$156,258

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.08

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		55.0%

# of unencumbered properties		102

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the 5.875% senior notes due 2019 that were issued on October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book values as determined under GAAP.
(2)	Excludes fair value adjustment of $10,060
(3)	Excludes debt discount of $19,223 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $150,284.

Boston Properties, Inc.

Third Quarter 2009

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total

General Motors Building (60%)	$-	$-	$-	$-	$-	$963,600	$963,600	(1) (2)
125 West 55th Street (60%)	-	158,100	-	-	-	-	158,100	(2)
Two Grand Central Tower (60%)	-	114,000	-	-	-	-	114,000	(2)
540 Madison Avenue (60%)	60	240	240	240	70,920	-	71,700	(3)
Metropolitan Square (51%)	297	63,437	-	-	-	-	63,734
Market Square North (50%)	324	41,549	-	-	-	-	41,873
901 New York Avenue (25%)	162	669	705	742	782	38,413	41,473
Annapolis Junction (50%)	-	20,983	-	-	-	-	20,983	(4)
Eighth Avenue and 46th Street (50%)	11,800	-	-	-	-	-	11,800	(5)
Wisconsin Place Retail (5%)	-	2,917	-	-	-	-	2,917	(4)

	12,643	401,895	945	982	71,702	1,002,013	1,490,180

Fair Value Adjustment	2,090	7,182	6,620	7,102	7,186	29,403	59,583

	$14,733	$409,077	$7,565	$8,084	$78,888	$1,031,416	$1,549,763

GAAP Weighted Average Rate	2.85%	6.74%	5.56%	5.55%	6.42%	6.59%	6.59%

% of Total Debt	0.95%	26.40%	0.49%	0.52%	5.09%	66.55%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	2.40%	1.84%	1.95%	0.5	years
Fixed Rate Debt	97.60%	6.02%	6.71%	5.8	years

Total Debt	100.00%	5.92%	6.59%	5.7	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Debt has two, one-year extension options subject to certain conditions.
(5)	Debt has matured and the partnership is negotiating an extension agreement with the lender.

Boston Properties, Inc.

Third Quarter 2009

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2009

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	Subtotal	Value- Added Fund (3)(4)	Total Unconsolidated Joint Ventures

Investment (5)	$692,417	(6)	$76,797	$79,568	$69,170	$6,493	$39,415	$(995)	$54,898	$7,986	$(2,263)	$1,023,486	$18,681	$1,042,167

Note Receivable (6)	270,000		-	-	-	-	-	-	-	-	-	270,000	-	270,000

Net Equity	$422,417		$76,797	$79,568	$69,170	$6,493	$39,415	$(995)	$54,898	$7,986	$(2,263)	$753,486	$18,681	$772,167

Mortgage/Construction loans payable (5) (7)	$963,600		$158,100	$114,000	$71,700	$41,873	$63,734	$41,473	$2,917	$20,983	$11,800	$1,490,180	$65,380	$1,555,560

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2009

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$48,576	$10,373	$8,574	$6,635	$5,806	$7,845	$8,724		$583	$2,402	$-	$99,518	$4,533	$104,051
Straight-line rent	4,367	1,039	483	430	(142)	275	117		-	11	-	6,580	114	6,694
Fair value lease revenue	34,283	622	1,791	767	-	-	-		-	-	-	37,463	383	37,846
Termination Income	-	-	173	-	1	117	3		-	-	-	294	-	294

Total revenue	87,226	12,034	11,021	7,832	5,665	8,237	8,844		583	2,413	-	143,855	5,030	148,885

EXPENSES
Operating	18,798	3,234	3,893	3,133	2,191	3,043	3,568		732	1,164	24	39,780	2,197	41,977

NET OPERATING INCOME	68,428	8,800	7,128	4,699	3,474	5,194	5,276		(149)	1,249	(24)	104,075	2,833	106,908

Interest	26,241	4,692	2,900	1,901	1,626	2,575	2,181		160	184	146	42,606	2,694	45,300
Interest other - partner loans	13,675	-	-	-	-	-	-		-	-	-	13,675	-	13,675
Depreciation and amortization	37,222	3,960	4,708	2,541	1,249	1,752	1,490		1,283	590	-	54,795	2,365	57,160

SUBTOTAL	77,138	8,652	7,608	4,442	2,875	4,327	3,671		1,443	774	146	111,076	5,059	116,135

Gains on sale of real estate	-	-	-	-	-	-	-		-	-	-	-	-	-
Losses from early extinguishment of debt	-	-	-	-	-	-	-		-	-	-	-	-	-

NET INCOME/(LOSS)	$(8,710)	$148	$(480)	$257	$599	$867	$1,605		$(1,592)	$475	$(170)	$(7,001)	$(2,226)	$(9,227)

BXP’s share of net income/(loss)	$(5,226)	$89	$(288)	$154	$300	$442	$851	(9)	$(435)	$238	$(85)	$(3,961)	$(229)	$(4,190)

Basis diffential (8)	-	476	1,237	412	-	-	-		-	-	-	2,124	210	2,334

Elimination of inter-entity interest on partner loan	8,205	-	-	-	-	-	-		-	-	-	8,205	-	8,205

Income/(loss) from unconsolidated joint ventures	$2,979	$565	$949	$566	$300	$442	$851		$(435)	$238	$(85)	$6,368	$(19)	$6,350

BXP’s share of depreciation & amortization	22,333	1,982	2,032	1,235	624	894	731		436	295	-	30,562	700	31,262

BXP’s share of Funds from Operations (FFO)	$25,312	$2,547	$2,981	$1,801	$924	$1,336	$1,582		$1	$533	$(85)	$36,930	$681	$37,612

BXP’s share of net operating income/(loss)	$41,057	$5,362	$4,721	$2,942	$1,737	$2,649	$1,319		$(4)	$625	$(12)	$60,395	$1,158	$61,553

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that owns the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Third Quarter 2009

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.78	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	21.04	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	77.1%	30.47	43,459	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	47.2%	27.24	9,546	(6)

Total	26	1,053,555	69.4%	$25.69	$65,380

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2009

Value-Added Fund
REVENUE

Rental	$4,533
Straight-line rent	114
Fair value lease revenue	383

Total revenue	5,030

EXPENSES
Operating	2,197

SUBTOTAL	2,833

Interest	2,694
Depreciation and amortization	2,365

SUBTOTAL	5,059

Gains on sale of real estate	-
Loss from early extinguishment of debt	-

NET INCOME	$(2,226)

BXP’s share of net income	$(229)
Basis differential	210
Impairment loss on investment	-

Loss from Value-Added Fund	$(19)
BXP’s share of depreciation & amortization	700

BXP’s share of Funds from Operations (FFO)	$681

The Company’s Equity in the Value-Added Fund	$18,681

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Third Quarter 2009

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2009 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	8,202,763		19.4%	834,062	1.8%	9,036,825		25.7%	0.4%	21.6%

Greater Washington	9,182,206	(5)	21.9%	825,232	1.0%	10,007,438	(5)	28.4%	-	22.9%

Greater San Francisco	4,977,565		11.5%	-	-	4,977,565		14.1%	-	11.5%

Midtown Manhattan	8,868,572	(6)	41.1%	-	-	8,868,572	(6)	25.2%	-	41.1%

Princeton/East Brunswick, NJ	2,331,319		2.9%	-	-	2,331,319		6.6%	-	2.9%

	33,562,425		96.8%	1,659,294	2.8%	35,221,719		100.0%	0.4%	100.0%

% of Total	95.3%			4.7%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Greater Boston	15.7%	5.9%	21.6%

Greater Washington	9.1%	13.8%	22.9%

Greater San Francisco	9.4%	2.1%	11.5%

Midtown Manhattan	41.1%	-	41.1%

Princeton/East Brunswick, NJ	-	2.9%	2.9%

Total	75.3%	24.7%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking
	Number of Spaces	Square Feet

Total Structured Parking	36,175	11,939,161

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 587,050 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties and 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties.
(6)	Includes 1,773,952 square feet at the General Motors Building, 566,952 square feet at 125 West 55th Street, 635,161 square feet at Two Grand Central Tower and 286,540 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2009

In-Service Property Listing

as of September 30, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,192,675	95.8%	$45.24	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	63.37	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	99.4%	42.40	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,028	99.0%	70.49	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.37	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	75.7%	41.08	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.41	N	CBD
	Four Cambridge Center	East Cambridge MA	1	198,723	91.0%	42.88	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	46.60	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.50	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.55	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.47	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.06	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,386	94.7%	31.60	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	37.16	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.59	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	90.7%	35.01	N	S
(2)	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.83	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,194	16.0%	18.01	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	36.93	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	74.5%	33.71	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	36.12	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,216	81.0%	25.51	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	26.89	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.65	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	49.4%	28.96	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	34.62	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	33.18	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	33.13	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,359	74.4%	28.73	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.44	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	35.63	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.62	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	20.97	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.08	N	S

			42	8,202,763	92.7%	$42.41

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$83.17	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.67	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	22.07	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.47	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	-	N	S

			7	834,062	72.3%	$44.81

		Total Greater Boston:	49	9,036,825	90.8%	$42.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2009

In-Service Property Listing (continued)

as of September 30, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	620,522	100.0%	$48.11	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.63	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	587,050	99.9%	51.44	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	98.3%	57.84	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	60.91	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	59.23	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	47.09	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	55.48	Y	CBD
(2)(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	100.0%	45.20	Y	CBD
(2)	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	58.1%	140.71	Y	S
	Montvale Center	Montgomery County MD	1	123,317	85.4%	26.66	Y	S
(2)	One Preserve Parkway	Montgomery County MD	1	185,095	20.8%	36.35	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,917	72.7%	41.45	N	S
(2)	Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	90.9%	45.05	Y	S
(2)	Democracy Tower	Fairfax County VA	1	235,436	100.0%	39.42	Y	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	36.01	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	36.93	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	30.11	Y	S
	One Freedom Square	Fairfax County VA	1	414,433	94.2%	42.08	Y	S
	Two Freedom Square	Fairfax County VA	1	421,253	99.8%	45.04	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	29.92	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	96.2%	32.12	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	46.37	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.01	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.38	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.96	N	S
(2)	South of Market	Fairfax County VA	3	648,279	89.3%	44.68	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.71	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	35.22	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	35.56	N	S

			36	9,182,206	95.5%	$44.82

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$13.77	N	S
(3)	6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	-	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.91	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.27	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.69	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.35	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.13	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.39	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.31	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	18.82	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.77	N	S

			13	825,232	91.6%	$18.97

		Total Greater Washington:	49	10,007,438	95.2%	$42.77

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2009

In-Service Property Listing (continued)

as of September 30, 2009

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,039,158	95.4%	$80.19	Y	CBD
601 Lexington Avenue (formerly Citigroup Center)	Park Avenue NY	1	1,611,288	89.5%	82.15	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,712,223	88.7%	81.89	N	CBD
Times Square Tower	Times Square NY	1	1,243,298	97.5%	69.90	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,773,952	96.8%	111.78	Y	CBD
(2) 125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	566,952	100.0%	72.19	Y	CBD
(2) Two Grand Central Tower (60% ownership)	Grand Central District NY	1	635,161	94.5%	55.71	Y	CBD
(2) 540 Madison Avenue (60% ownership)	5th/Madison District NY	1	286,540	90.7%	101.76	Y	CBD

	Total Midtown Manhattan:	8	8,868,572	93.7%	$84.24

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.80	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.60	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	29.91	N	S
201 Carnegie Center	Princeton NJ	-	6,500	100.0%	29.85	N	S
202 Carnegie Center	Princeton NJ	1	130,582	76.4%	33.60	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.58	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	93.7%	36.99	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.66	N	S
212 Carnegie Center	Princeton NJ	1	149,354	88.4%	37.35	N	S
214 Carnegie Center	Princeton NJ	1	150,774	77.1%	32.78	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.72	N	S
502 Carnegie Center	Princeton NJ	1	118,473	92.5%	36.43	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	29.25	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	32.76	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.66	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.66	N	S

		15	1,917,642	90.1%	$33.19

One Tower Center	East Brunswick NJ	1	413,677	40.8%	$32.79	N	S

		1	413,677	40.8%	$32.79

	Total Princeton/East Brunswick, NJ:	16	2,331,319	81.3%	$33.16

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,904	85.4%	$49.22	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,450	97.0%	52.83	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	84.9%	43.81	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,260	95.5%	62.36	Y	CBD

		4	3,323,700	90.9%	$52.78

611 Gateway	South San Francisco CA	1	256,302	100.0%	$33.79	N	S
601 and 651 Gateway	South San Francisco CA	2	506,168	79.7%	32.04	N	S
303 Almaden	San Jose CA	1	156,859	94.1%	33.91	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	15.99	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	14.72	N	S

		13	1,653,865	90.4%	$24.68

	Total Greater San Francisco:	17	4,977,565	90.7%	$43.43

	Total In-Service Properties:	139	35,221,719	92.1%	$52.87

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2009

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,823,346	(1)	5.18%
2	Lockheed Martin	1,292,429		3.67%
3	Citibank	1,047,687	(2)	2.97%
4	Genentech	546,750	(3)	1.55%
5	Kirkland & Ellis	524,899	(4)	1.49%
6	Procter & Gamble (Gillette)	484,051		1.37%
7	Shearman & Sterling	472,808		1.34%
8	Weil Gotshal Manges	456,744	(5)	1.30%
9	O’Melveny & Myers	446,039		1.27%
10	Parametric Technology	380,987		1.08%
11	Finnegan Henderson Farabow	356,195	(6)	1.01%
12	Accenture	354,854		1.01%
13	Ann Taylor	338,942		0.96%
14	Northrop Grumman	327,677		0.93%
15	Biogen Idec	321,564		0.91%
16	Washington Group International	299,079		0.85%
17	Aramis (Estee Lauder)	295,610	(7)	0.84%
18	Bingham McCutchen	291,415		0.83%
19	Akin Gump Strauss Hauer & Feld	290,132		0.82%
20	Macquarie Holdings	286,288	(8)	0.81%

	Total % of Portfolio Square Feet			30.20%
	Total % of Portfolio Revenue			31.35%

Notable Signed Deals (9)

Tenant	Property		Sq. Ft.
Ropes & Gray LLP	Prudential Tower	(10)	479,000
Wellington Management	Atlantic Wharf (formerly Russia Wharf)		454,000
Biogen Idec	Weston Corporate Center		356,367
Hunton & Williams LLP	2200 Pennsylvania Avenue		189,806

(1)	Includes 116,353, 68,276 & 56,351 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Excludes 74,480 square feet of expansion space at 601 Gateway executed in the third quarter of 2009.
(4)	Includes 223,610 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Includes 261,387 square feet of space in a property in which Boston Properties has a 60% interest.
(9)	Represents leases signed with occupancy commencing in the future.
(10)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

* The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

23

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2009	906,860	$35,594,622	$39.25	$35,597,743	$39.25	2.83%
2010	2,575,372	103,852,876	40.33	107,952,716	41.92	8.03%
2011	3,029,644	148,309,724	48.95	150,993,663	49.84	9.45%
2012	2,865,691	138,298,025	48.26	141,471,285	49.37	8.94%
2013	1,161,504	56,445,822	48.60	58,649,348	50.49	3.62%
2014	2,774,779	114,653,816	41.32	124,615,628	44.91	8.65%
2015	2,021,424	96,179,548	47.58	102,527,904	50.72	6.31%
2016	2,240,578	112,479,953	50.20	122,693,145	54.76	6.99%
2017	2,902,996	200,790,706	69.17	215,725,770	74.31	9.05%
2018	514,272	38,875,595	75.59	44,013,049	85.58	1.60%
Thereafter	8,210,712	495,447,174	60.34	612,620,586	74.61	25.61%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08

Midtown Manhattan	93.7%	98.9%	n/a	n/a	93.7%	98.9%
Greater Boston	95.7%	96.0%	89.1%	92.6%	92.7%	94.5%
Greater Washington	99.4%	99.9%	92.6%	98.3%	95.5%	99.1%
Greater San Francisco	91.0%	90.8%	90.1%	95.7%	90.7%	92.3%
Princeton/East Brunswick, NJ	n/a	n/a	81.3%	83.9%	81.3%	83.9%

Total Portfolio	94.7%	97.1%	89.3%	93.2%	92.6%	95.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2009	128,447	$3,170,013	$24.68	$3,170,013	$24.68	7.74%
2010	247,836	4,579,109	18.48	4,707,035	18.99	14.94%
2011	83,709	1,300,427	15.54	1,237,078	14.78	5.04%
2012	132,820	2,928,360	22.05	2,940,055	22.14	8.00%
2013	87,479	1,757,886	20.09	2,006,748	22.94	5.27%
2014	258,020	4,595,583	17.81	4,932,659	19.12	15.55%
2015	23,439	454,154	19.38	511,832	21.84	1.41%
2016	225,532	18,842,688	83.55	19,142,646	84.88	13.59%
2017	-	-	-	-	-	0.00%
2018	-	-	-	-	-	0.00%
Thereafter	157,776	3,256,158	20.64	3,335,046	21.14	9.51%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08

Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	91.6%	91.6%	91.6%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2009	28,112	$1,780,811	$63.35	$1,803,011	$64.14	1.87%
2010	51,905	3,740,811	72.07	3,678,749	70.87	3.46%
2011	59,122	5,146,747	87.05	5,233,444	88.52	3.94%
2012	145,563	9,561,540	65.69	9,800,637	67.33	9.69%
2013	72,577	6,140,715	84.61	6,270,466	86.40	4.83%
2014	52,362	4,627,837	88.38	4,945,841	94.45	3.49%
2015	135,645	11,543,772	85.10	11,197,181	82.55	9.03%
2016	147,171	22,157,106	150.55	15,169,367	103.07	9.80%
2017	106,895	6,852,106	64.10	7,370,748	68.95	7.12%
2018	233,796	11,251,823	48.13	11,734,688	50.19	15.57%
Thereafter	468,909	28,207,497	60.16	35,333,129	75.35	31.22%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2009	1,063,419	$40,545,447	$38.13	$40,570,767	$38.15	3.0%
2010	2,875,113	112,172,796	39.02	116,338,500	40.46	8.2%
2011	3,172,475	154,756,898	48.78	157,464,185	49.63	9.0%
2012	3,144,074	150,787,925	47.96	154,211,977	49.05	8.9%
2013	1,321,560	64,344,424	48.69	66,926,562	50.64	3.8%
2014	3,085,161	123,877,236	40.15	134,494,128	43.59	8.8%
2015	2,180,508	108,177,473	49.61	114,236,917	52.39	6.2%
2016	2,613,281	153,479,747	58.73	157,005,158	60.08	7.4%
2017	3,009,891	207,642,812	68.99	223,096,518	74.12	8.5%
2018	748,068	50,127,418	67.01	55,747,737	74.52	2.1%
Thereafter	8,837,397	526,910,829	59.62	651,288,761	73.70	25.1%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08

Midtown Manhattan	93.7%	98.9%	n/a	n/a	93.7%	98.9%
Greater Boston	96.0%	96.3%	85.1%	87.9%	90.8%	92.4%
Greater Washington	99.4%	99.9%	92.5%	97.1%	95.2%	98.4%
Greater San Francisco	91.0%	90.8%	90.1%	95.7%	90.7%	92.3%
Princeton/East Brunswick, NJ	n/a	n/a	81.3%	83.9%	81.3%	83.9%

Total Portfolio	94.8%	97.2%	88.2%	91.5%	92.1%	95.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	237,007	$8,992,386	$37.94	$8,992,386	$37.94		-	$-	$-	$-	$-
2010	634,985	22,760,362	35.84	23,318,236	36.72		36,528	806,102	22.07	897,422	24.57
2011	1,276,540	56,920,623	44.59	58,182,547	45.58		-	-	-	-	-
2012	1,095,137	42,186,407	38.52	42,922,067	39.19		67,362	1,662,011	24.67	1,662,011	24.67
2013	452,981	19,766,140	43.64	20,819,159	45.96		80,000	1,612,260	20.15	1,852,260	23.15
2014	681,926	28,942,003	42.44	29,054,703	42.61		30,000	457,500	15.25	457,500	15.25
2015	528,211	19,130,616	36.22	21,311,504	40.35		-	-	-	-	-
2016	271,096	8,804,605	32.48	9,820,169	36.22		225,532	18,842,688	83.55	19,142,646	84.88
2017	321,279	14,639,980	45.57	17,032,712	53.02		-	-	-	-	-
2018	2,291	65,178	28.45	69,760	30.45		-	-	-	-	-
Thereafter	1,195,573	52,047,661	43.53	77,570,182	64.88		157,776	3,256,158	20.64	3,335,046	21.14

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	5,189	$709,946	$136.82	$732,146	$141.10	(3)	242,196	$9,702,332	$40.06	$9,724,532	$40.15
2010	11,589	2,195,668	189.46	2,130,717	183.86	(4)	683,102	25,762,132	37.71	26,346,375	38.57
2011	18,300	2,197,493	120.08	2,212,773	120.92		1,294,840	59,118,116	45.66	60,395,320	46.64
2012	61,409	2,323,955	37.84	2,323,955	37.84		1,223,908	46,172,373	37.73	46,908,033	38.33
2013	28,464	3,554,438	124.87	3,568,700	125.38		561,445	24,932,838	44.41	26,240,119	46.74
2014	16,269	2,010,203	123.56	2,078,878	127.78		728,195	31,409,706	43.13	31,591,081	43.38
2015	70,221	5,229,193	74.47	5,471,211	77.91		598,432	24,359,809	40.71	26,782,714	44.75
2016	14,617	1,828,573	125.10	1,910,346	130.69		511,245	29,475,867	57.66	30,873,161	60.39
2017	43,745	2,777,235	63.49	2,949,946	67.44		365,024	17,417,216	47.72	19,982,658	54.74
2018	178,454	8,126,617	45.54	8,199,179	45.95		180,745	8,191,795	45.32	8,268,940	45.75
Thereafter	223,997	10,032,334	44.79	11,942,453	53.32		1,577,346	65,336,153	41.42	92,847,681	58.86

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $43.19 per square foot and $43.18 per square foot in 2009.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $72.66 per square foot and $72.66 per square foot in 2010.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-		-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-		-	-	-	-	-
Q3 2009	-	-	-	-	-		-	-	-	-	-
Q4 2009	237,007	8,992,386	37.94	8,992,386	37.94		-	-	-	-	-

Total 2009	237,007	$8,992,386	$37.94	$8,992,386	$37.94		-	$-	$-	$-	$-

Q1 2010	44,354	$1,556,057	$35.08	$1,556,057	$35.08		-	$-	$-	$-	$-
Q2 2010	242,640	7,880,982	32.48	7,880,982	32.48		-	-	-	-	-
Q3 2010	182,829	6,857,026	37.51	7,382,580	40.38		36,528	806,102	22.07	897,422	24.57
Q4 2010	165,162	6,466,298	39.15	6,498,618	39.35		-	-	-	-	-

Total 2010	634,985	$22,760,362	$35.84	$23,318,236	$36.72		36,528	$806,102	$22.07	$897,422	$24.57

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-		-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-		-	-	-	-	-
Q3 2009	-	-	-	-	-		-	-	-	-	-
Q4 2009	5,189	709,946	136.82	732,146	141.10		242,196	9,702,332	40.06	9,724,532	40.15

Total 2009	5,189	$709,946	$136.82	$732,146	$141.10	(3)	242,196	$9,702,332	$40.06	$9,724,532	$40.15

Q1 2010	7,992	$1,104,248.16	$138.17	1,048,868	$131.24		52,346	$2,660,305	$50.82	$2,604,925	$49.76
Q2 2010	3,585	411,073	114.66	416,452	116.17		246,225	8,292,054	33.68	8,297,433	33.70
Q3 2010	8	538,250	67,281.24	511,300	63,912.50		219,365	8,201,377	37.39	8,791,301	40.08
Q4 2010	4	142,097	35,524.23	154,097	38,524.23		165,166	6,608,395	40.01	6,652,715	40.28

Total 2010	11,589	$2,195,668	$189.46	$2,130,717	$183.86	(4)	683,102	$25,762,132	$37.71	$26,346,375	$38.57

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $43.18 per square foot and $43.18 per square foot in 2009.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $72.66 per square foot and $72.66 per square foot in 2010.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	539,944	$18,734,250	$34.70	$18,737,371	$34.70	128,447	$3,170,013	$24.68	$3,170,013	$24.68
2010	727,152	33,949,280	46.69	34,110,552	46.91	211,308	3,773,007	17.86	3,809,613	18.03
2011	791,759	31,701,344	40.04	32,759,443	41.38	83,709	1,300,427	15.54	1,237,078	14.78
2012	878,895	37,582,566	42.76	38,996,027	44.37	65,458	1,266,349	19.35	1,278,044	19.52
2013	177,174	8,864,745	50.03	9,334,131	52.68	7,479	145,626	19.47	154,488	20.66
2014	768,267	29,000,457	37.75	36,624,633	47.67	228,020	4,138,083	18.15	4,475,159	19.63
2015	572,120	26,945,913	47.10	30,132,381	52.67	23,439	454,154	19.38	511,832	21.84
2016	272,937	11,003,337	40.31	12,834,130	47.02	-	-	-	-	-
2017	826,780	45,109,497	54.56	49,240,712	59.56	-	-	-	-	-
2018	288,337	14,255,729	49.44	17,268,298	59.89	-	-	-	-	-
Thereafter	2,547,333	117,392,321	46.08	147,668,696	57.97	-	-	-	-	-

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	17,738	$826,692	$46.61	$826,692	$46.61	686,129	$22,730,956	$33.13	$22,734,076	$33.13
2010	5,303	275,765	52.00	276,279	52.10	943,763	37,998,051	40.26	38,196,444	40.47
2011	14,295	698,816	48.89	706,911	49.45	889,763	33,700,587	37.88	34,703,431	39.00
2012	11,984	507,732	42.37	530,403	44.26	956,337	39,356,647	41.15	40,804,474	42.67
2013	8,199	409,728	49.97	437,382	53.35	192,852	9,420,099	48.85	9,926,001	51.47
2014	11,118	575,247	51.74	627,654	56.45	1,007,405	33,713,787	33.47	41,727,445	41.42
2015	26,300	1,233,566	46.90	1,326,738	50.45	621,859	28,633,633	46.05	31,970,951	51.41
2016	17,696	890,460	50.32	1,007,443	56.93	290,633	11,893,797	40.92	13,841,573	47.63
2017	24,412	1,050,390	43.03	1,187,104	48.63	851,192	46,159,888	54.23	50,427,816	59.24
2018	38,423	2,273,724	59.18	2,594,738	67.53	326,760	16,529,453	50.59	19,863,036	60.79
Thereafter	140,752	5,054,386	35.91	6,277,801	44.60	2,688,085	122,446,706	45.55	153,946,497	57.27

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	539,944	18,734,250	34.70	18,737,371	34.70	128,447	3,170,013	24.68	3,170,013	24.68

Total 2009	539,944	$18,734,250	$34.70	$18,737,371	$34.70	128,447	$3,170,013	$24.68	$3,170,013	$24.68

Q1 2010	104,581	$5,226,622	$49.98	$5,226,622	$49.98	-	$-	$-	$-	$-
Q2 2010	479,868	21,263,934	44.31	21,276,608	44.34	146,848	2,463,497	16.78	2,463,497	16.78
Q3 2010	17,227	677,575	39.33	692,057	40.17	33,400	666,639	19.96	682,746	20.44
Q4 2010	125,476	6,781,149	54.04	6,915,265	55.11	31,060	642,871	20.70	663,370	21.36

Total 2010	727,152	$33,949,280	$46.69	$34,110,552	$46.91	211,308	$3,773,007	$17.86	$3,809,613	$18.03

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	17,738	826,692	46.61	826,692	46.61	686,129	22,730,956	33.13	22,734,076	33.13

Total 2009	17,738	$826,692	$46.61	$826,692	$46.61	686,129	$22,730,956	$33.13	$22,734,076	$33.13

Q1 2010	1,130	$70,179	$62.10	$70,179	$62.10	105,711	$5,296,800	$50.11	$5,296,800	$50.11
Q2 2010	-	-	-	-	-	626,716	23,727,431	37.86	23,740,105	37.88
Q3 2010	-	-	-	-	-	50,627	1,344,214	26.55	1,374,803	27.16
Q4 2010	4,173	205,586	49.27	206,100	49.39	160,709	7,629,606	47.47	7,784,735	48.44

Total 2010	5,303	$275,765	$52.00	$276,279	$52.10	943,763	$37,998,051	$40.26	$38,196,444	$40.47

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	71,065	$3,568,185	$50.21	$3,568,185	$50.21	-	$-	$-	$-	$-
2010	700,692	14,812,981	21.14	15,015,566	21.43	-	-	-	-	-
2011	381,310	25,655,451	67.28	26,012,251	68.22	-	-	-	-	-
2012	263,841	13,314,866	50.47	14,014,987	53.12	-	-	-	-	-
2013	215,308	9,546,362	44.34	9,933,525	46.14	-	-	-	-	-
2014	473,375	18,800,852	39.72	19,799,624	41.83	-	-	-	-	-
2015	385,629	16,462,736	42.69	16,292,365	42.25	-	-	-	-	-
2016	974,131	39,534,978	40.58	42,400,429	43.53	-	-	-	-	-
2017	212,626	9,328,878	43.87	10,168,536	47.82	-	-	-	-	-
2018	58,268	3,538,883	60.73	3,990,655	68.49	-	-	-	-	-
Thereafter	514,750	28,229,262	54.84	31,337,088	60.88	-	-	-	-	-

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	4,634	$138,232	$29.83	$138,232	$29.83	75,699	$3,706,417	$48.96	$3,706,417	$48.96
2010	35,013	1,269,378	36.25	1,271,753	36.32	735,705	16,082,359	21.86	16,287,319	22.14
2011	10,397	556,354	53.51	562,813	54.13	391,707	26,211,805	66.92	26,575,064	67.84
2012	35,001	2,501,617	71.47	2,658,304	75.95	298,842	15,816,483	52.93	16,673,291	55.79
2013	34,232	2,010,389	58.73	2,080,280	60.77	249,540	11,556,751	46.31	12,013,805	48.14
2014	13,607	745,043	54.75	797,978	58.64	486,982	19,545,896	40.14	20,597,602	42.30
2015	26,636	1,764,302	66.24	1,905,680	71.55	412,265	18,227,039	44.21	18,198,045	44.14
2016	23,477	1,058,112	45.07	1,167,716	49.74	997,608	40,593,090	40.69	43,568,145	43.67
2017	12,053	684,872	56.82	740,229	61.41	224,679	10,013,750	44.57	10,908,765	48.55
2018	16,919	851,482	50.33	940,770	55.60	75,187	4,390,364	58.39	4,931,425	65.59
Thereafter	15,373	865,995	56.33	988,036	64.27	530,123	29,095,257	54.88	32,325,124	60.98

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	71,065	3,568,185	50.21	3,568,185	50.21	-	-	-	-	-

Total 2009	71,065	$3,568,185	$50.21	$3,568,185	$50.21	-	$-	$-	$-	$-

Q1 2010	5,927	$221,943	$37.45	$221,943	$37.45	-	$-	$-	$-	$-
Q2 2010	53,844	2,303,482	42.78	2,303,482	42.78	-	-	-	-	-
Q3 2010	26,496	1,362,403	51.42	1,362,403	51.42	-	-	-	-	-
Q4 2010	614,425	10,925,152	17.78	11,127,737	18.11	-	-	-	-	-

Total 2010	700,692	$14,812,981	$21.14	$15,015,566	$21.43	-	$-	$-	$-	$-

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	4,634	138,232	29.83	138,232	29.83	75,699	3,706,417	48.96	3,706,417	48.96

Total 2009	4,634	$138,232	$29.83	$138,232	$29.83	75,699	$3,706,417	$48.96	$3,706,417	$48.96

Q1 2010	10,177	$199,075	$19.56	$199,075	$19.56	16,104	$421,018	$26.14	$421,018	26.14
Q2 2010	420	41,341	98.43	41,341	98.43	54,264	2,344,823	43.21	2,344,823	43.21
Q3 2010	3,087	205,510	66.57	205,510	66.57	29,583	1,567,913	53.00	1,567,913	53.00
Q4 2010	21,329	823,453	38.61	825,828	38.72	635,754	11,748,606	18.48	11,953,565	18.80

Total 2010	35,013	$1,269,378	$36.25	$1,271,753	$36.32	735,705	$16,082,359	$21.86	$16,287,319	$22.14

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	40,546	$3,681,094	$90.79	$3,681,094	$90.79	-	$-	$-	$-	$-
2010	384,396	27,589,135	71.77	30,767,245	80.04	-	-	-	-	-
2011	255,794	22,377,812	87.48	22,335,230	87.32	-	-	-	-	-
2012	578,174	43,471,203	75.19	43,775,684	75.71	-	-	-	-	-
2013	125,448	11,805,975	94.11	11,825,047	94.26	-	-	-	-	-
2014	177,791	15,315,673	86.14	15,715,643	88.39	-	-	-	-	-
2015	381,312	28,912,681	75.82	29,652,089	77.76	-	-	-	-	-
2016	660,066	51,150,815	77.49	55,401,583	83.93	-	-	-	-	-
2017	1,421,201	127,717,546	89.87	134,766,019	94.83	-	-	-	-	-
2018	165,376	21,015,806	127.08	22,684,336	137.17	-	-	-	-	-
Thereafter	3,804,296	293,432,170	77.13	351,164,815	92.31	-	-	-	-	-

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	551	$105,941	$192.27	$105,941	$192.27	41,097	$3,787,034	$92.15	$3,787,034	$92.15
2010	-	-	-	-	-	384,396	27,589,135	71.77	30,767,245	80.04
2011	16,130	1,694,085	105.03	1,750,947	108.55	271,924	24,071,896	88.52	24,086,178	88.58
2012	37,169	4,228,236	113.76	4,287,975	115.36	615,343	47,699,439	77.52	48,063,659	78.11
2013	1,682	166,160	98.79	184,104	109.46	127,130	11,972,135	94.17	12,009,151	94.46
2014	11,368	1,297,344	114.12	1,441,331	126.79	189,159	16,613,017	87.83	17,156,974	90.70
2015	12,488	3,316,710	265.59	2,493,552	199.68	393,800	32,229,391	81.84	32,145,642	81.63
2016	91,381	18,379,961	201.14	11,083,863	121.29	751,447	69,530,776	92.53	66,485,446	88.48
2017	26,685	2,339,609	87.68	2,493,468	93.44	1,447,886	130,057,155	89.83	137,259,487	94.80
2018	-	-	-	-	-	165,376	21,015,806	127.08	22,684,336	137.17
Thereafter	88,787	12,254,782	138.02	16,124,839	181.61	3,893,083	305,686,952	78.52	367,289,654	94.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-		$-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	40,546	3,681,094	90.79	3,681,094	90.79	-	-	-	-	-

Total 2009	40,546	$3,681,094	$90.79	$3,681,094	$90.79	-	$-	$-	$-	$-

Q1 2010	77,457	$5,769,495	$74.49	$5,835,784	$75.34	-	$-	$-	$-	$-
Q2 2010	28,427	1,438,342	50.60	1,532,267	53.90	-	-	-	-	-
Q3 2010	156,892	10,211,541	65.09	13,218,144	84.25	-	-	-	-	-
Q4 2010	121,620	10,169,757	83.62	10,181,050	83.71	-	-	-	-	-

Total 2010	384,396	$27,589,135	$71.77	$30,767,245	$80.04	-	$-	$-	$-	$-

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	551	105,941	192.27	105,941	192.27	41,097	3,787,034	92.15	3,787,034	92.15

Total 2009	551	$105,941	$192.27	$105,941	$192.27	41,097	$3,787,034	$92.15	$3,787,034	$92.15

Q1 2010	-	$-	$-	$-	$-	77,457	$5,769,495	$74.49	$5,835,784	$75.34
Q2 2010	-	-	-	-	-	28,427	1,438,342	50.60	1,532,267	53.90
Q3 2010	-	-	-	-	-	156,892	10,211,541	65.09	13,218,144	84.25
Q4 2010	-	-	-	-	-	121,620	10,169,757	83.62	10,181,050	83.71

Total 2010	-	$-	$-	$-	$-	384,396	$27,589,135	$71.77	$30,767,245	$80.04

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	18,298	$618,708	$33.81	$618,708	$33.81	-	$-	$-	$-	$-
2010	128,147	4,741,118	37.00	4,741,118	37.00	-	-	-	-	-
2011	324,241	11,654,494	35.94	11,704,192	36.10	-	-	-	-	-
2012	49,644	1,742,983	35.11	1,762,520	35.50	-	-	-	-	-
2013	190,593	6,462,600	33.91	6,737,486	35.35	-	-	-	-	-
2014	673,420	22,594,830	33.55	23,421,025	34.78	-	-	-	-	-
2015	154,152	4,727,602	30.67	5,139,564	33.34	-	-	-	-	-
2016	62,348	1,986,217	31.86	2,236,834	35.88	-	-	-	-	-
2017	121,110	3,994,804	32.98	4,517,790	37.30	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-
Thereafter	148,760	4,345,760	29.21	4,879,805	32.80	-	-	-	-	-

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	-	$-	$-	$-	$-	18,298	$618,708	$33.81	$618,708	$33.81
2010	-	-	-	-	-	128,147	4,741,118	37.00	4,741,118	37.00
2011	-	-	-	-	-	324,241	11,654,494	35.94	11,704,192	36.10
2012	-	-	-	-	-	49,644	1,742,983	35.11	1,762,520	35.50
2013	-	-	-	-	-	190,593	6,462,600	33.91	6,737,486	35.35
2014	-	-	-	-	-	673,420	22,594,830	33.55	23,421,025	34.78
2015	-	-	-	-	-	154,152	4,727,602	30.67	5,139,564	33.34
2016	-	-	-	-	-	62,348	1,986,217	31.86	2,236,834	35.88
2017	-	-	-	-	-	121,110	3,994,804	32.98	4,517,790	37.30
2018	-	-	-	-	-	-	-	-	-	-
Thereafter	-	-	-	-	-	148,760	4,345,760	29.21	4,879,805	32.80

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	18,298	618,708	33.81	618,708	33.81	-	-	-	-	-

Total 2009	18,298	$618,708	$33.81	$618,708	$33.81	-	$-	$-	$-	$-

Q1 2010	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2010	11,901	390,058	32.78	390,058	32.78	-	-	-	-	-
Q3 2010	5,260	193,070	36.71	193,070	36.71	-	-	-	-	-
Q4 2010	110,986	4,157,989	37.46	4,157,989	37.46	-	-	-	-	-

Total 2010	128,147	$4,741,118	$37.00	$4,741,118	$37.00	-	$-	$-	$-	$-

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2009	-	-	-	-	-	-	-	-	-	-
Q3 2009	-	-	-	-	-	-	-	-	-	-
Q4 2009	-	-	-	-	-	18,298	618,708	33.81	618,708	33.81

Total 2009	-	$-	$-	$-	$-	18,298	$618,708	$33.81	$618,708	$33.81

Q1 2010	-	$-	$-	$-	$-	-	$-	$-	$-	$-
Q2 2010	-	-	-	-	-	11,901	390,058	32.78	390,058	32.78
Q3 2010	-	-	-	-	-	5,260	193,070	36.71	193,070	36.71
Q4 2010	-	-	-	-	-	110,986	4,157,989	37.46	4,157,989	37.46

Total 2010	-	$-	$-	$-	$-	128,147	$4,741,118	$37.00	$4,741,118	$37.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	93,869	$4,650,032	$49.54	$4,672,232	$49.77	276,609	$9,654,937	$34.90	$9,658,057	$34.92
2010	195,404	9,966,421	51.00	10,418,745	53.32	266,911	14,114,535	52.88	14,251,677	53.39
2011	782,895	44,819,343	57.25	45,986,692	58.74	152,183	8,598,702	56.50	8,826,449	58.00
2012	439,268	21,035,738	47.89	21,081,153	47.99	169,638	7,581,406	44.69	7,661,065	45.16
2013	297,208	17,794,094	59.87	18,420,537	61.98	34,179	1,658,306	48.52	1,780,327	52.09
2014	530,494	25,758,960	48.56	25,732,527	48.51	344,748	12,996,842	37.70	19,086,995	55.37
2015	309,531	15,305,198	49.45	16,390,267	52.95	339,429	19,173,503	56.49	21,231,898	62.55
2016	296,421	22,623,811	76.32	23,222,789	78.34	57,782	2,788,682	48.26	3,215,094	55.64
2017	211,425	12,435,491	58.82	14,286,747	67.57	775,148	42,589,543	54.94	46,160,036	59.55
2018	178,454	8,126,617	45.54	8,199,179	45.95	66,223	4,154,488	62.73	4,848,048	73.21
Thereafter	1,154,767	51,105,664	44.26	77,569,918	67.17	1,375,810	71,228,029	51.77	91,955,324	66.84

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	41,097	$3,787,034	$92.15	$3,787,034	$92.15	75,699	$3,706,417	$48.96	$3,706,417	$48.96
2010	384,396	27,589,135	71.77	30,767,245	80.04	164,538	7,355,646	44.70	7,358,021	44.72
2011	271,924	24,071,896	88.52	24,086,178	88.58	316,966	24,685,553	77.88	24,903,303	78.57
2012	615,343	47,699,439	77.52	48,063,659	78.11	272,001	14,913,058	54.83	15,700,833	57.72
2013	127,130	11,972,135	94.17	12,009,151	94.46	216,061	10,717,793	49.61	11,088,190	51.32
2014	189,159	16,613,017	87.83	17,156,974	90.70	230,680	10,884,527	47.18	11,351,865	49.21
2015	393,800	32,229,391	81.84	32,145,642	81.63	188,676	11,043,478	58.53	9,959,250	52.78
2016	751,447	69,530,776	92.53	66,485,446	88.48	869,220	37,438,035	43.07	39,885,685	45.89
2017	1,447,886	130,057,155	89.83	137,259,487	94.80	194,220	9,102,424	46.87	9,644,595	49.66
2018	165,376	21,015,806	127.08	22,684,336	137.17	75,187	4,390,364	58.39	4,931,425	65.59
Thereafter	3,893,083	305,686,952	78.52	367,289,654	94.34	530,123	29,095,257	54.88	32,325,124	60.98

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
2010	-	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-
Thereafter	-	-	-	-	-	-	-	-	-	-

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	148,327	$5,052,300	$34.06	$5,052,300	$34.06	409,520	$13,076,019	$31.93	$13,076,019	$31.93
2010	487,698	15,795,711	32.39	15,927,630	32.66	676,852	23,883,517	35.29	23,944,767	35.38
2011	511,945	14,298,773	27.93	14,408,628	28.14	737,580	25,101,885	34.03	25,876,983	35.08
2012	784,640	25,136,635	32.04	25,826,880	32.92	786,699	31,775,241	40.39	33,143,409	42.13
2013	264,237	7,138,744	27.02	7,819,581	29.59	158,673	7,761,793	48.92	8,145,673	51.34
2014	197,701	5,650,746	28.58	5,858,554	29.63	662,657	20,716,945	31.26	22,640,450	34.17
2015	288,901	9,054,611	31.34	10,392,447	35.97	282,430	9,460,130	33.50	10,739,053	38.02
2016	214,824	6,852,056	31.90	7,650,372	35.61	232,851	9,105,116	39.10	10,626,479	45.64
2017	153,599	4,981,724	32.43	5,695,912	37.08	76,044	3,570,345	46.95	4,267,780	56.12
2018	2,291	65,178	28.45	69,760	30.45	260,537	12,374,965	47.50	15,014,988	57.63
Thereafter	422,579	14,230,489	33.68	15,277,763	36.15	1,312,275	51,218,677	121.20	61,991,173	47.24

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	-	$-	$-	$-	$-	-	$-	$-	$-	$-
2010	-	-	-	-	-	571,167	8,726,713	15.28	8,929,298	15.63
2011	-	-	-	-	-	74,741	1,526,252	20.42	1,671,761	22.37
2012	-	-	-	-	-	26,841	903,425	33.66	972,458	36.23
2013	-	-	-	-	-	33,479	838,958	25.06	925,615	27.65
2014	-	-	-	-	-	256,302	8,661,369	33.79	9,245,737	36.07
2015	-	-	-	-	-	223,589	7,183,560	32.13	8,238,795	36.85
2016	-	-	-	-	-	128,388	3,155,055	24.57	3,682,460	28.68
2017	-	-	-	-	-	30,459	911,326	29.92	1,264,170	41.50
2018	-	-	-	-	-	-	-	-	-	-
Thereafter	-	-	-	-	-	-	-	-	-	-

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2009	18,298	$618,708	$33.81	$618,708	$33.81	-	$-	$-	$-	$-
2010	128,147	4,741,118	37.00	4,741,118	37.00	-	-	-	-	-
2011	324,241	11,654,494	35.94	11,704,192	36.10	-	-	-	-	-
2012	49,644	1,742,983	35.11	1,762,520	35.50	-	-	-	-	-
2013	190,593	6,462,600	33.91	6,737,486	35.35	-	-	-	-	-
2014	673,420	22,594,830	33.55	23,421,025	34.78	-	-	-	-	-
2015	154,152	4,727,602	30.67	5,139,564	33.34	-	-	-	-	-
2016	62,348	1,986,217	31.86	2,236,834	35.88	-	-	-	-	-
2017	121,110	3,994,804	32.98	4,517,790	37.30	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-
Thereafter	148,760	4,345,760	29.21	4,879,805	32.80	-	-	-	-	-

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

HOTEL PERFORMANCE

Cambridge Center Marriott

	Third Quarter 2009	Third Quarter 2008	Percent Change	Year to Date 2009	Year To Date 2008	Percent Change

Occupancy	79.2%	85.0%	-6.8%	75.4%	79.1%	-4.7%

Average Daily Rate	$172.31	$212.19	-18.8%	$179.34	$209.79	-14.5%

Revenue per available room	$136.61	$180.29	-24.2%	$135.30	$167.61	-19.3%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08

Greater Boston	96.0%	96.3%	84.3%	87.9%	90.6%	92.4%
Greater Washington	99.4%	99.9%	96.4%	97.1%	97.7%	98.4%
Midtown Manhattan	93.2%	99.0%	n/a	n/a	93.2%	99.0%
Princeton/East Brunswick, NJ	n/a	n/a	81.3%	83.9%	81.3%	83.9%
Greater San Francisco	91.0%	90.8%	90.1%	95.7%	90.7%	92.3%

Total Portfolio	94.7%	97.0%	88.9%	91.5%	92.4%	94.9%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08	30-Sep-09	30-Sep-08

Total Office Portfolio	94.6%	97.0%	90.2%	93.2%	93.0%	95.6%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

Total Portfolio	94.7%	97.0%	88.9%	91.5%	92.4%	94.9%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Third Quarter 2009

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office		Office/Technical	Hotel (1)	Total
Number of Properties	107		20	1	128
Square feet	30,167,520		1,659,294	330,400	32,157,214
Percent of in-service properties	89.9%		100.0%	100.0%	90.5%
Occupancy @ 09/30/08	95.6%		81.9%	-	94.9%
Occupancy @ 09/30/09	93.0%		81.9%	-	92.4%
Percent change from 3rd quarter 2009 over 3rd quarter 2008 (2):
Rental revenue	3.6	%(3)	1.7%	-21.6%
Operating expenses and real estate taxes	-1.1%		1.1%	-14.3%
Consolidated Net Operating Income (4) - excluding hotel					6.3	%(2)(3)
Consolidated Net Operating Income (4) - Hotel					-43.0	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (4) (5)					-0.4	%(2)
Portfolio Net Operating Income (4)					4.6	%(3)

Rental revenue - cash basis	-3.5%		1.6%	-21.6%
Consolidated Net Operating Income (4) - cash basis (6) excluding hotel	-4.9%		1.9%		-4.6	%(2)
Consolidated Net Operating Income (4) - cash basis (6) - Hotel					-43.0	%(2)
Net Operating Income - cash basis (6) - BXP’s share of unconsolidated joint ventures					-2.1	%(2)
Portfolio Net Operating Income (4) - cash basis (6)					-4.7%

Same Property Lease Analysis - quarter ended September 30, 2009

	Office	Office/Technical	Total
Vacant space available @ 7/1/2009 (sf)	2,134,016	300,275	2,434,291
Square footage of leases expiring or terminated 7/1/2009-9/30/2009	870,168	9,820	879,988

Total space for lease (sf)	3,004,184	310,095	3,314,279

New tenants (sf)	398,588	-	398,588
Renewals (sf)	489,467	9,820	499,287

Total space leased (sf)	888,055	9,820	897,875

Space available @ 9/30/2009 (sf)	2,116,129	300,275	2,416,404

Net (increase)/decrease in available space (sf)	17,887	-	17,887
2nd generation Average lease term (months)	119	24	118
2nd generation Average free rent (days)	108	-	107
2nd generation TI/Comm PSF	$29.07	$-	$28.75
Increase (decrease) in 2nd generation gross rents (7)	-16.33%	1.13%	-16.29%
Increase (decrease) in 2nd generation net rents (7)	-25.48%	1.43%	-25.40%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	The results for the three months ended September 30, 2008 were impacted by the establishment of non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers, Inc. and the law firm Heller Ehrman, LLP for $13.2 million and $7.8 million, respectively. Excluding the reserves the percentage change in Office Rental Revenues, Consolidated Net Operating Income – excluding hotel, and Portfolio Net Operating Income would be -2.8%, -3.6%, and -3.4%, respectively.
(4)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(5)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(6)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(7)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 875,959 square feet.

Boston Properties, Inc.

Third Quarter 2009

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2009	September 30, 2008
	(in thousands)

Net income (loss) attributable to Boston Properties, Inc.	$65,795	$43,079
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	772	931
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	307	256
Noncontrolling interest - common units of the Operating Partnership	9,662	7,562
Noncontrolling interests in property partnerships	1,114	525
Gains on sales of real estate	(2,394)	(1,753)
Income (loss) from unconsolidated joint ventures	(6,350)	(2,644)

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	68,906	47,956

Add:
Losses (gains) from investments in securities	(1,317)	940
Loss from early extinguishment of debt	16	-
Net derivative losses (gains)	-	6,318
Depreciation and amortization	78,181	75,321
Interest expense	77,090	74,662
General and administrative expense	19,989	18,758

Subtract:
Interest and other income	(1,513)	(1,152)
Development and management services income	(9,754)	(9,557)

Consolidated Net Operating Income	231,598	213,246
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	61,553	56,399

Combined Net Operating Income	293,151	269,645
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,158)	(1,255)

Portfolio Net Operating Income	$291,993	$268,390

Same Property Net Operating Income	265,513	253,762
Net operating income from non Same Properties (2)	26,006	13,190
Termination income	474	1,438

Portfolio Net Operating Income	$291,993	$268,390

Same Property Net Operating Income	265,513	253,762
Less straight-line rent and fair value lease revenue	33,864	10,628

Same Property Net Operating Income - cash basis	$231,649	$243,134

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2009

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office					Office/Technical
	For the three months ended		$ Change	% Change		For the three months ended		$ Change	% Change
	30-Sep-09	30-Sep-08				30-Sep-09	30-Sep-08
Rental Revenue	$331,140	$320,823				$11,624	$11,427
Less Termination Income	309	1,349				-	-

Rental revenue - subtotal	330,831	319,474	11,357	3.6	% (1)	11,624	11,427	197	1.7%

Operating expenses and real estate taxes	121,494	122,862	(1,368)	-1.1%		3,367	3,330	37	1.1%

Net Operating Income (2)	$209,337	$196,612	$12,725	6.5	% (1)	$8,257	$8,097	$160	2.0%

Rental revenue - subtotal	$330,831	$319,474				$11,624	$11,427

Less straight line rent and fair value lease revenue	10,520	(12,402)	22,922	184.8	% (1)	56	45	11	24.4%

Rental revenue - cash basis	320,311	331,876	(11,565)	-3.5%		11,568	11,382	186	1.6%

Less:
Operating expenses and real estate taxes	121,494	122,862	(1,368)	-1.1%		3,367	3,330	37	1.1%

Net Operating Income (3) - cash basis	$198,817	$209,014	$(10,197)	-4.9%		$8,201	$8,052	$149	1.9%

	Sub-Total					Hotel
	For the three months ended		$ Change	% Change		For the three months ended		$ Change	% Change
	30-Sep-09	30-Sep-08				30-Sep-09	30-Sep-08
Rental Revenue	$342,764	$332,250				$6,650	$8,482
Less Termination Income	309	1,349				-	-

Rental revenue - subtotal	342,455	330,901	11,554	3.5	% (1)	6,650	8,482	$(1,832)	-21.6%

Operating expenses and real estate taxes	124,861	126,192	(1,331)	-1.1%		5,417	6,318	(901)	-14.3%

Net Operating Income (2)	$217,594	$204,709	$12,885	6.3	% (1)	$1,233	$2,164	$(931)	-43.0%

Rental revenue - subtotal	$342,455	$330,901				$6,650	$8,482

Less straight line rent and fair value lease revenue	10,576	(12,357)	22,933	185.6	% (1)	(1)	(1)	-	0.0%

Rental revenue - cash basis	331,879	343,258	(11,379)	-3.3%		6,651	8,483	(1,832)	-21.6%

Less:
Operating expenses and real estate taxes	124,861	126,192	(1,331)	-1.1%		5,417	6,318	(901)	-14.3%

Net Operating Income (3) - cash basis	$207,018	$217,066	$(10,048)	-4.6%		$1,234	$2,165	$(931)	-43.0%

	Unconsolidated Joint Ventures (4)					Total
	For the three months ended		$ Change	% Change		For the three months ended		$ Change	% Change
	30-Sep-09	30-Sep-08				30-Sep-09	30-Sep-08
Rental Revenue	$61,657	$61,937				$411,071	$402,669
Less Termination Income	61	8				370	1,357

Rental revenue - subtotal	61,596	61,929	$(333)	-0.5%		410,701	401,312	9,389	2.3	% (1)

Operating expenses and real estate taxes	14,910	15,040	(130)	-0.9%		145,188	147,550	(2,362)	-1.6%

Net Operating Income (2)	$46,686	$46,889	$(203)	-0.4%		$265,513	$253,762	$11,751	4.6	% (1)

Rental revenue - subtotal	$61,596	$61,929				$410,701	$401,312

Less straight line rent and fair value lease revenue	23,289	22,986	303	1.3%		33,864	10,628	23,236	218.6	% (1)

Rental revenue - cash basis	38,307	38,943	(636)	-1.6%		376,837	390,684	(13,847)	-3.5%

Less:
Operating expenses and real estate taxes	14,910	15,040	(130)	-0.9%		145,188	147,550	(2,362)	-1.6%

Net Operating Income (3) - cash basis	$23,397	$23,903	$(506)	-2.1%		$231,649	$243,134	$(11,485)	-4.7%

(1)	The results for the three months ended September 30, 2008 were impacted by the establishment of non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers, Inc. and the law firm Heller Ehrman, LLP for $13.2 million and $7.8 million, respectively. Excluding the reserves the percentage change in Office Rental Revenue - Subtotal, Office Net Operating Income, and Office Straight Line Rent and Fair Value Lease Revenue would be -2.8%, -3.8% and 22.5%, respectively, the percentage change in Sub-Total Rental Revenue-Subtotal, Sub-Total Net Operating Income and Sub-Total Straight Line Rent and Fair Value Lease Revenue would be -2.7%, -3.6% and 22.5%, respectively and the percentage change in Total Rental Revenue - Subtotal, Total Net Operating Income and Total Straight Line Rent and Fair Value Lease Revenue would be -2.7%, -3.4% and 7.1%, respectively.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2009

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2009

	Office	Office/Technical	Total
Vacant space available @ 7/1/2009 (sf)	2,488,411	300,275	2,788,686
Property dispositions/ assets taken out of service (sf)	-	-	-
Property acquisitions/ assets placed in-service (sf)	-	-	-
Leases expiring or terminated 7/1/2009-9/30/2009 (sf)	917,281	9,820	927,101

Total space for lease (sf)	3,405,692	310,095	3,715,787

New tenants (sf)	408,257	-	408,257
Renewals (sf)	527,617	9,820	537,437

Total space leased (sf)	935,874	9,820	945,694 (1)

Space available @ 9/30/2009 (sf)	2,469,818	300,275	2,770,093

Net (increase)/decrease in available space (sf)	18,593	-	18,593
2nd generation Average lease term (months)	118	24	117
2nd generation Average free rent (days)	103	-	102
2nd generation TI/Comm PSF	$28.55	$-	$28.24
Increase (decrease) in 2nd generation gross rents (2)	-17.04%	1.13%	-17.00%
Increase (decrease) in 2nd generation net rents (3)	-26.48%	1.43%	-26.41%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	-	61,887	6.75%	10.93%	61,887	181,124
Washington	2,859	368,565	0.92%	1.31%	371,424	329,247
New York	-	357,608	-28.38%	-42.44%	357,608	433,594
San Francisco	-	22,170	-15.63%	-25.21%	22,170	263,860
Princeton	-	132,605	-10.15%	-14.98%	132,605	154,944

	2,859	942,835	-17.00%	-26.41%	945,694	1,362,769

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 917,174.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 917,174.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development.

Boston Properties, Inc.

Third Quarter 2009

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2009	Q2 2009	Q1 2009	2008		2007	2006
Recurring capital expenditures	$4,443	$5,702	$8,814	$29,781		$36,599	$25,718

Planned non-recurring capital expenditures associated with acquisition properties	200	48	382	3,203		1,490	3,869

Hotel improvements, equipment upgrades and replacements	376	279	662	2,317	(1)	1,127	7,969	(2)

	$5,019	$6,029	$9,858	$35,301		$39,216	$37,556

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2009	Q2 2009	Q1 2009	2008	2007	2006
Office
Square feet	933,015	903,352	608,030	2,472,619	3,201,812	2,972,996

Tenant improvement and lease commissions PSF	$28.55	$37.75	$42.62	$30.17	$23.88	$29.14

Office/Technical
Square feet	9,820	-	31,060	26,388	226,692	33,400

Tenant improvement and lease commissions PSF	$-	$-	$0.49	$-	$26.62	$-

Average tenant improvement and lease commissions PSF	$28.24	$37.75	$40.49	$29.85	$24.06	$28.82

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5,600 of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2009

ACQUISITIONS/DISPOSITIONS

as of September 30, 2009

ACQUISITIONS

For the period from January 1, 2009 through September 30, 2009

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased

17 Cambridge Center (Development Rights)	Jan-09	N/A	$11,400,000	$-	(1)	$11,400,000	N/A

Total Acquisitions		-	$11,400,000	$-		$11,400,000	-

DISPOSITIONS

For the period from January 1, 2009 through September 30, 2009

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

20 F Street Land (2)	Apr-08	-	$-	$9,682,000

Total Dispositions		-	$-	$9,682,000

(1)	Anticipated future investment on development projects are not included.
(2)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and the Company has and will continue to recognize over the construction period.

Boston Properties, Inc.

Third Quarter 2009

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2009

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 09/30/09 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)

701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	32,061,145	34,000,000	-	-	1,938,855	100%
Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	76,109,954	150,000,000	-	-	73,890,046	100%
Atlantic Wharf (formerly Russia Wharf) (5)	Q1 2011	Q1 2012	Boston, MA	2	815,000	343,964,484	550,000,000	215,000,000	-	-	78	% (6)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	71,998,714	380,000,000	-	-	308,001,286	42	% (8)

Total Properties under Construction				6	2,071,367	$524,134,297	$1,114,000,000	$215,000,000	$-	$383,830,187	74	% (6)(8)

250 West 55th (9)	-	-	New York, NY	1	1,000,000	463,442,802	480,000,000	-	-	16,557,198	N/A

Total Properties Suspended				1	1,000,000	$463,442,802	$480,000,000	$-	$-	$16,557,198	N/A

PROJECTS PLACED-IN-SERVICE DURING 2009

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)(3)	Estimated Total Investment (2)(3)	Debt	Drawn at 09/30/09 (2)	Estimated Future Equity Requirement	Percentage Leased

Democracy Tower (formerly South of Market - Phase II)	Q3 2009	Q3 2009	Reston, VA	1	235,436	$79,707,591	$82,000,000	$65,000,000	$57,632,030	$-	100%
One Preserve Parkway	Q2 2008	Q3 2010	Rockville, MD	1	185,095	50,192,799	60,536,931	-	-	10,344,132	65%
Wisconsin Place (66.67% ownership) (10)	Q2 2009	Q2 2009	Chevy Chase, MD	1	299,136	80,379,883	93,500,000	79,970,501	65,257,025	-	91%

Total Projects Placed in Service				3	719,667	$210,280,273	$236,036,931	$144,970,501	$122,889,055	$10,344,132	87%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$22.07	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,194	16.0%	18.01	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.77	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	-	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.99	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,601	63.8%	$22.38			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of October 27, 2009.
(5)	Project includes 235,000 square feet of residential space for rent or for sale and 24,000 square feet of retail space.
(6)	Percentage Leased excludes 235,000 square feet of residential space and includes 24,000 square feet of retail space. We are seeking approval to increase the office square footage by approximately 200,000 square feet and decrease the residential square footage by approximately 160,000 square feet. If we are successful, the percentage leased would be 58%.
(7)	Project includes 280,000 square feet of residential space and 50,000 square feet of retail space in the Residential Component and 22,000 square feet of retail space in the Office Component.
(8)	Percentage Lease excludes 330,000 square feet of the Residential Component and includes 22,000 square feet of retail space in the Office Component.
(9)	Effective February 6, 2009, we announced that we are suspending construction. We intend to complete the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and therefore anticipate that most construction activity on this project will be completed by the end of the fourth quarter of 2009. The estimated total investment only reflects the completion of this work and does not reflect the estimated costs of the potential future completion of this project.
(10)	Includes approximately $41.8 million of land and infrastructure costs invested to date, which represents the Company’s interest of approximately 23.89%.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.

Boston Properties, Inc.

Third Quarter 2009

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2009

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	760,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (3)	1.0	450,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (4)	0.2	TBD

	364.9	9,539,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2009

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	1.1	370,000

	144.2	2,150,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	On July 2, 2009, the Company executed an agreement to ground lease with a Residential developer to develop approximately 250,000 square feet. Option payments commenced in the third quarter of 2009.
(4)	Previously reported as land purchase options, this includes four remaining sites comprised of five lots with air rights. The developable square feet remains to be determined.
(5)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(6)	In accordance with an agreement executed on November 26, 2008, an option for 170,000 square feet of office development rights was transferred to the Company. On July 23, 2009, the Company executed a contract with the Cambridge Redevelopment Authority to purchase the 170,000 square feet of development rights. In addition, the Company also has the option to purchase an additional 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2009

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, net derivative losses (gains), impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, loss from suspension of development, non-cash termination income and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2009

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishment of debt, less interest income, development and management services income, income attributable to noncontrolling interests, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.